Exhibit 99.2

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to Class A common stock, par value $0.01 per share, of INC Research Holdings Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 10th day of August , 2017.

Date: August 10 , 2017	THOMAS H. LEE ADVISORS, LLC
By: THL Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Date: August 10, 2017	THOMAS H. LEE EQUITY FUND VI, L.P.
THOMAS H. LEE PARALLEL FUND VI, L.P.
THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC,
its General Partner
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Date: August 10, 2017	THL OPERATING PARTNERS, L.P.
THL COINVESTMENT PARTNERS, L.P.
THL FUND VII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P.,
its General Partner
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THC Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Date: August 10, 2017	GREAT-WEST INVESTORS, L.P.
By: Thomas H. Lee Advisors, LLC,
Attorney-in-Fact
By: THL Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Date: August 10, 2017	PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY III, LLC
By: Putnam Investments Holdings, LLC,
its Managing Member
By: Putnam Investments, LLC,
its Managing Member
By: Thomas H. Lee Advisors, LLC,
Attorney-in-Fact
By: THL Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Date: August 10, 2017	THL EQUITY FUND VII INVESTORS (INVENTIV), L.P.
THOMAS H. LEE EQUITY FUND VII, L.P.
THOMAS H. LEE PARALLEL FUND VII, L.P.
THOMAS H. LEE PARALLEL (CAYMAN) FUND VII, L.P.
THL EXECUTIVE FUND VII, L.P.
By: THL Equity Advisors VII, LLC,
its General Partner
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

	By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director